LORD ABBETT SECURITIES TRUST

Lord Abbett Global Select Equity Fund (the “Fund”)

Supplement dated November 15, 2019 to the

Summary Prospectus, Prospectus, and Statement of Additional Information of the Fund,

each dated March 1, 2019, as supplemented

Liquidation of the Fund

On November 14, 2019, the Board of Trustees of Lord Abbett Securities Trust approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is currently anticipated that the liquidation and dissolution of the Fund will be completed on or around January 15, 2020 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus.

In connection with the liquidation of the Fund, the Fund will stop accepting purchase orders or exchange requests as soon as practicable.

Please retain this document for your future reference.